EXHIBIT 99.3

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (the “Lock-Up Agreement”) is made and entered into as of July 6, 2007 by the undersigned in favor and for the benefit of Anpath Group, Inc. (formerly “Telecomm Sales Network, Inc.”), a Delaware corporation, (the “Company”).

RECITALS

A.

Reference is made to that certain Agreement and Plan of Merger made and entered into as of November 11, 2005, by and among the Company, TSN Acquisition Corporation, a Nevada corporation an indirect wholly-owned subsidiary of the Company (“Merger Sub”), and Envirosystems, Inc., a Nevada corporation (“Envirosystems”) (the “Merger Agreement”), pursuant to which Merger Sub merged with and into the Company (the “Merger”), with the Company as a surviving corporation in accordance with the terms of the Merger Agreement.

B.

Reference is also made to that certain Escrow/Lock-Up Agreement (the “Escrow Agreement”), also made and entered into as of November 11, 2005 by and between the Company, the Shareholder Agent, and Jerold K. Levien as Escrow Agent (the “Escrow Agent”).

C.

Capitalized terms used herein without definition shall have the same meanings ascribed to them in the Merger Agreement and Escrow Agreement.

D.

Pursuant to the Escrow Agreement, the Escrow Shares are held by the Escrow Agent for the purpose of satisfying any claims made by the Company or MVN against the Shareholders and Escrow Shares under the Merger Agreement.

E.

Pursuant to a Claim Notice dated November 28, 2006 and a Supplement to the Claim Notice dated April 9, 2007 delivered by the Company to the Shareholder Agent (collectively the “Claim Notice”), the Company made a claim on all of the Escrow Shares held by the Escrow Agent under the Escrow Agreement in satisfaction of claims made by the Company under the Merger Agreement.  The Shareholder Agent has challenged the sufficiency of the Claim Notice and disputed all claims in its response letters dated December 5, 2006 and May 3, 2007.

F.

In partial consideration of the execution and delivery of this Lock-Up Agreement by the undersigned, by a Settlement Agreement dated an even date herewith among the Company, MVN, The Ferguson Living Trust UTD 8/13/74 and the Shareholder Agent, the Company and MVN fully and finally resolved any and all claims that the Company or MVN may have against the Escrow Shares or Shareholders pursuant to the Merger Agreement as set forth in the Claim Notice or otherwise.

G.

This Lock-Up Agreement shall apply to any and all shares of the Company’s Common Stock and options and warrants to purchase such Common Stock and shares of such Common Stock issuable upon exercise of such options or warrants owned beneficially by the undersigned and distributable to the undersigned pursuant to the terms of the Escrow Agreement and any shares of the Company’s Common Stock (or other securities) received by the undersigned pursuant to the exercise of a Warrant to Purchase Shares issued by the Company to the undersigned on an even date herewith (all of the foregoing collectively the “Securities”).

AGREEMENT

1.

In consideration of the withdrawal of the Claim Notice and release by the Company and MVN of all other claims of the Company and MVN against the undersigned or the Securities, the undersigned hereby agrees not to sell, make any short sale of, pledge as security for a loan, grant any option for the purchase of, or otherwise transfer, assign, dispose, either directly or indirectly in any manner, any of the Securities for a period of 12 months from the date of this Lock-Up Agreement without the prior written consent of the Company, which may be withheld for any reason or no reason.  Nothing contained herein shall prevent the undersigned if it is a corporation, partnership, trust, limited liability company or similar entity from making a distribution of the Securities to its beneficial owners provided such beneficial owners agree in advance to be bound by this Lock-Up Agreement.

2.

The certificate evidencing the Securities will be imprinted with a legend as follows:

THE SALE OR TRANSFER OF THESE SECURITIES OR ANY PORTION THEREOF OR ANY INTEREST THEREIN IS RESTRICTED BY AN AGREEMENT BETWEEN THE HOLDER AND THE COMPANY.  A COPY OF SUCH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY AND ALL PROVISIONS OF SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Lock-Up Agreement in favor of the Company with the intent to be legally bound hereby.

Address for Notice:	THE FERGUSON LIVING TRUST UTD 8/13/74
By:
Title:

Acknowledged and Accepted:
Anpath Group, Inc. ,
a Delaware corporation

By:
Its:

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